NAREIT - June 2005

Table of Contents A. Aimco Overview B. Seven Ways Aimco Makes Money C. 2005 Outlook Assumptions D. Summary Message

A. Aimco Overview Largest owner/operator of multi-family properties in U.S. Own approximately 214,000 units, 1,000 properties Manage an additional 48,000 units (principally asset managed) Enterprise value more than $10 billion, real estate under Aimco management approximately $13 billion S & P 500 company Market capitalization approximately $4 billion Generated 15% total annual return to common shareholders since 1994 IPO

A. Aimco Overview Well diversified asset base A to C properties Focus on B properties in A locations Conventional portfolio includes: Core Property Portfolio with 381 properties having 115,000 units in 38 markets Non-Core Portfolio with 214 properties having 51,000 units in 32 markets (to be sold over the next few years) Affordable portfolio includes 48,000 units at approximately 400 properties

B. Seven Ways Aimco Makes Money Operating multi-family properties Conventional Affordable University Communities Generating fee income Redeveloping / reinvesting in properties Managing portfolio Increasing land values through entitlements Managing cost of capital Managing G&A / productivity

1. Operating Multi-family Properties Conventional Operations: Objective - Drive NOI growth in excess of industry average, returning Aimco to market level performance. Continued improvement in operations remains a key source of upside today Background: In early 2003, operational shortfalls became apparent Transaction oriented company that experienced rapid growth Initiated operations turnaround Strategy: Customer driven Operate to take advantage of scale Aimco Peer Group

1. Operating Multi-family Properties Conventional Operations - Tactics to deliver change Phase I revenue initiatives largely complete: Processes in place for continued improvement in resident quality, pricing, sales and marketing In 1Q05 achieved: 4.3% YOY increase in revenue, largest in sector nearly 30% YOY decline in bad debt Decline in accounts receivable YOY from 5.8% to 3.6% 69% of applicants approved Focused on rebuilding occupancy to narrow gap to peer average: Occupancy 1Q05 90.2% v. 1Q04 at 88.6%; 2Q05 guidance mid-point 91.0% v. 2Q04 at 88.1% With foundation of higher resident quality, next step is increased occupancy in the Southeast, Midwest and Texas

1. Operating Multi-family Properties Conventional Operations - Tactics to deliver change Focus now on initiating Phase I expense-side programs in 2005 including: Local vendor consolidation: pilot program results positive and have begun implementation nationwide eProcurement system: better cost control and forecasting Automated energy management: reduce energy usage Continue to improve asset quality through increased capital expenditures and initiation of the moderate redevelopment program in 2003 Capital replacement and capital improvement expenditures increased from $140 million in 2003 to $160 million in 2004

1. Operating Multi-family Properties Affordable: Maintain stable occupancy while growing rental rates through HUD-subsidized increases University: Maintain academic year occupancy at 93-plus% Increase revenue through offering of additional services such as wireless Internet

2. Fee Income Fee income: Generated from tax credit syndication, dispositions, refinancings Aimco owned properties are a captive pipeline of ongoing activity Strong pipeline increases predictability of income stream Grow the business: David Robertson now focused entirely on growing Aimco Capital as a more autonomous operation with dedicated capital and management team Market size is significant. Industry-wide, more than $5 billion in tax credit equity invested annually for more than 100,000 units/yr Uniquely positioned: Aimco Capital has the national structure, knowledge and pipeline Grow pipeline through through acquisitions and third party relationships

3. Redevelopment Current projects: Belmont Place in Marietta, Georgia. Mid- 2005 completion. Total $34 million Flamingo South Beach, a $284 million redevelopment project expected to stabilize in 2Q05. Current occupancy is 87% 21 active conventional moderate-sized projects with total expected expenditures of $141 million Planned activity: Recruiting Chief Development Officer Expect to approve an additional 40-75 projects in 2005 Target 8%-9% unlevered returns on moderate projects and 9%-10% on major projects Flamingo - Miami Beach, FL Belmont Place - Marietta, GA

4. Portfolio Management Core and non-core portfolios: Target approximately 40 markets total Expect to exit an additional 10-12 markets in 2005 Higher expected growth in core portfolio Palazzo East - Los Angeles, CA Acquired 1Q05

4. Portfolio Management Current largest conventional markets: Washington DC - 12,000 units; 11% NOI Los Angeles - 5,000 units; 7% NOI New England - 5,500 units; 6% NOI Philadelphia - 6,000 units; 6% NOI Indianapolis - 13,500 units; 5% NOI Investing in desirable markets yet maintaining investment focus on long-term value. Since the beginning of 2003, major acquisition markets have been: Los Angeles New York South Florida Chicago Columbus Avenue - New York, NY Yacht Club at Brickell Bay - Miami, FL

4. Portfolio Management Capital recycling success: Los Angeles example Sold Warner Center, Topanga 49 & Villa Azure for $473 mm, $242k per unit, or 4.3% average cap rate and $1,400 average rent Acquired three Park La Brea phases for $417 mm, $302k per unit. These are new, in stronger locations with better finishes, and have average rent of $2,750

5. Entitlement Realize upside in land values through increasing density of use Focus on locations where land is scarce Low density properties

6. Cost of Capital Maintain or improve financial ratios through increased profitability of operations Maintain or improve 1.7x debt service coverage In 2005, refinance $102 mm maturing loans with current rate of 7.62% with forecast new rate of 5.75%. Evaluate additional refinancing opportunities Maintain weighted average cost of capital at 8.59% In 2006, redeem $237 mm in 10% preferreds from sales proceeds or lower cost preferred

7. G&A / Productivity Objectives for improvement Implementing Quality initiative to drive improved and consistent processes throughout the company Increase the use of technology to increase efficiency Increase use of variable compensation to provide incentive for desired actions and results Implement structured monthly reporting to continually emphasize, measure and improve G&A management

C. 2005 Outlook (Guidance Assumptions) Aimco expects to achieve stronger Same Store performance: Through earn-in of occupancy levels achieved in the second half of 2004 2005 average occupancy guidance of 91.9% is 100 bps over fourth quarter Moderate rent growth of approximately 1% Palazzo East acquired in 1Q at 60% occupancy; will contribute an incremental $400-$600k each quarter through lease-up ($14-16 mm NOI contribution, annualized, at stabilization) 9 redevelopment properties in lease-up added incremental $600k in 1Q v. 4Q; expected to add $3-4 mm annualized G&A to increase $1 mm to $5 mm over 2004 with the high end of G&A tied to higher variable compensation (*FFO before impairment and preferred stock redemption charges) 2005 Guidance 2005 Guidance Low High FFO per share* $2.82 $3.00 AFFO per share $2.05 $2.20 Same Store occupancy 91.2% 92.5% Same Store NOI (year-over-year change) + 4.5% + 6.5% Fee revenue ($mm) $27 $32

D. Summary Message Biggest near term drivers of FFO growth: Improve operations A 1% increase in occupancy, annualized = $0.10 FFO per share A 1% increase in rental rate, annualized = $0.10 FFO per share Drive expense savings through scaled purchasing Lease-up Palazzo East and completed redevelopment projects for $0.10 to $0.13 incremental FFO per share annualized Reduce financing costs through redemption of high cost preferreds and debt repayment from property sales Focused on executing strategies to: Improve operations through improved customer service and operating to scale with near-term focus on increasing occupancy and rental rates Rationalize portfolio through continued asset sales into strong sales market Continue to identify and complete redevelopment projects for higher rates of return than gained through acquisitions Increase Aimco Capital transaction pipeline while paring existing portfolio of low return assets

This Presentation Contains Forward-looking Statements This presentation contains forward-looking statements, including statements regarding future results. These statements are subject to certain risks and uncertainties, including but not limited to Aimco's ability to maintain occupancy, maintain and increase rental rates, lease-up redevelopment and acquisition properties and generate fee income as projected. Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond Aimco's control. These factors are described in Aimco's filings with the Securities and Exchange Commission, including Aimco's Annual Report on Form 10-K . These forward-looking statements reflect management's judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances.